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________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                         _______________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):

                        JANUARY 11, 1994


                        TOYS "R" US, INC.
       (Exact Name of Registrant as Specified in Charter)


DELAWARE                      1-1117              13-5159250
(State or Other            (Commission          (IRS Employer
Jurisdiction of             File Number)      Identification No.)
Incorporation)


            461 FROM ROAD, PARAMUS, NEW JERSEY  07652
            (Address of Principal Executive Offices)


         Registrant's telephone number:  (201) 262-7800

_________________________________________________________________


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Item 5.   Other Events.

          This report relates to certain announcements made by the Registrant in the Press Release, dated January 11, 1994, filed as an exhibit hereto and incorporated by reference herein.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (c)  Exhibits.

               20.  Press Release, dated January 11, 1994.

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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf on its behalf by the undersigned thereunto duly authorized.


Dated:    January 12, 1994


                                   TOYS "R" US, INC.



                                   By:  /s/ Louis Lipschitz
                                        Senior Vice President-
                                        Finance and Chief
                                        Financial Officer







                        INDEX TO EXHIBITS


     Exhibit                                       Electronic (E)
     No.       Description                           or Paper (P)
     ____________________________________________________________

     20        Press Release, dated
               January 11, 1994 . . . . . . . . . . . . .  E
     ____________________________________________________________